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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                               September 20, 2005
                        (Date of earliest event reported)

                           VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

                   Delaware                                    63-1097283
       (State or other jurisdiction of                      (I.R.S. Employer
        incorporation or organization)                    Identification No.)

             3760 River Run Drive
             Birmingham, Alabama                                 35243
   (Address of principal executive offices)                    (Zip Code)

                                 (205) 970-7000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On September 20, 2005 the Registrant issued the press release attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Attached hereto as Exhibit 99.1 is a copy of Vesta Insurance Group's press release.

                  99.1     Press Release, dated September 20, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of September 20, 2005.

                                            VESTA INSURANCE GROUP, INC.

                                            By:  /s/ Donald W. Thornton
                                                 -------------------------------
                                            Its: Senior Vice President --
                                                 General Counsel and Secretary